SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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Technology Investment Capital Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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TECHNOLOGY INVESTMENT CAPITAL CORP.

8 Sound Shore Drive, Suite 255

Greenwich, Connecticut 06830

May 3, 2006

Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders to be held on Tuesday, June 6, 2006 at 10:00 a.m., Eastern Time, at the Company’s corporate headquarters located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to elect two directors of the Company and to ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. Your vote is important.

Sincerely yours,

Jonathan H. Cohen

Chief Executive Officer

TECHNOLOGY INVESTMENT CAPITAL CORP.

8 Sound Shore Drive, Suite 255

Greenwich, Connecticut 06830

(203) 983-5275

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 6, 2006

To the Stockholders of Technology Investment Capital Corp.:

The 2006 Annual Meeting of Stockholders of Technology Investment Capital Corp. (the “Company”) will be held at the Company’s corporate headquarters located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830 on Tuesday, June 6, 2006, at 10:00 a.m., Eastern Time, for the following purposes:

1. To elect two directors of the Company who will each serve for a term of three years, or until their successors are duly elected and qualified;

2. To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 31, 2006; and

3. To transact such other business as may properly come before the meeting.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on April 27, 2006. Whether or not you expect to be present in person at the meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Patrick F. Conroy

Secretary

Greenwich, Connecticut

May 3, 2006

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

TECHNOLOGY INVESTMENT CAPITAL CORP.

8 Sound Shore Drive, Suite 255

Greenwich, Connecticut 06830

(203) 983-5275

PROXY STATEMENT

2006 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Technology Investment Capital Corp. (the “Company,” “we,” “us” or “our”) for use at the Company’s 2006 Annual Meeting of Stockholders (the “Meeting”) to be held on Tuesday, June 6, 2006, at 10:00 a.m., Eastern Time, at the Company’s corporate headquarters located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830, and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 are first being sent to stockholders on or about May 3, 2006.

We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of each of the nominees as directors and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Meeting. All of our directors are encouraged to attend the Annual Meeting. Four of our directors attended our 2005 Annual Meeting.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone. A large number of banks and brokerage firms participate in the ADP Investor Communications Services online program. This program provides eligible stockholders who receive a copy of the annual report and proxy statement, either by paper or electronically, the opportunity to vote via the Internet or by telephone. If the entity holding your shares participates in ADP’s program, your voting form will provide instructions. If your voting form does not reference Internet or telephone voting information, please complete and return the paper proxy card in the pre-addressed, postage-paid envelope provided.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1. To elect two directors of the Company who will each serve for a term of three years, or until their successors are duly elected and qualified;

2. To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 31, 2006; and

3. To transact such other business as may properly come before the meeting.

Voting Securities

You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on April 27, 2006 (the “Record Date”). On April 27, 2006, there were 19,459,976 shares of the Company’s common stock outstanding. Each share of the common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Abstentions will not be treated as shares present for quorum purposes. Broker Shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Meeting, the stockholders who are represented may adjourn the Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

Election of Directors. The election of a director requires the vote of a majority of the Common Stock. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a majority of the votes, abstentions and broker non-votes will have the effect of a vote against this proposal.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Additional Solicitation. If there are not enough votes to approve any proposals at the Meeting, the stockholders who are represented may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

We will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company and/or Technology Investment Management, LLC (“TIM”) (without special compensation therefor). Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised.

Any such notice of revocation should be provided in writing signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

The principal business address of both our investment adviser, TIM, and our administrator, BDC Partners, LLC (“BDC Partners”), is 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 27, 2006, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G filings by such persons with the Securities and Exchange Commission and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class(1)
Interested Directors
Jonathan H. Cohen	140,300	*
Charles M. Royce	103,903	*

Independent Directors
Steven P. Novak	2,117	*
G. Peter O’Brien	17,126	*
Tonia L. Pankopf	4,415	*

Executive Officers
Patrick F. Conroy	1,292	*
Saul B. Rosenthal	4,533	*
Executive officers and directors as a group	273,686	1.41%

Other

DePrince Race & Zollo, Inc. (2)	982,300	5.05%
201 S. Orange Avenue, Suite 850 Orlando, FL 32801

*	Represents less than one percent.
(1)	Based on a total of 19,459,976 shares of the Company’s common stock issued and outstanding on April 27, 2006.
(2)	Based upon information contained in the Schedule 13G filed February 7, 2006 by DePrince Race & Zollo, Inc.

Set forth below is the dollar range of equity securities beneficially owned by each director and each nominees for election as directors of the Company as of April 27, 2006:

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors
Jonathan H. Cohen (4)	Over $100,000
Charles M. Royce	Over $100,000

Independent Directors
Steven P. Novak	$10,001 – $50,000
G. Peter O’Brien	Over $100,000
Tonia L. Pankopf	$50,001 – $100,000

Investment Committee Members
Saul B. Rosenthal	$50,001 – $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.
(2)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or Over $1,000,000.
(3)	The dollar range of equity securities beneficially owned in the Company is based on the closing price of $14.17 on April 27, 2006 on the Nasdaq National Market.
(4)	Mr. Cohen also serves on our Investment Committee.

PROPOSAL I: ELECTION OF DIRECTORS

Pursuant to the Company’s bylaws, the number of directors is set at five unless otherwise designated by the board of directors. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualifies.

Mr. Jonathan H. Cohen and Mr. G. Peter O’Brien each have been nominated for election for a three year term expiring in 2009. Neither Mr. Cohen nor Mr. O’Brien is being proposed for election pursuant to any agreement or understanding between either Mr. Cohen or Mr. O’Brien and the Company.

A stockholder can vote for or withhold his or her vote from the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the board of directors as a replacement. The board of directors has no reason to believe that any of the persons named below will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

Certain information, as of April 27, 2006, with respect to the nominees for election at the Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company.

The business address of each nominee and director listed below is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Nominees for Director

Interested Director

Mr. Cohen is an “interested person” as defined in the Investment Company Act of 1940 as a result of his position as chief executive officer of TIM, the Company’s investment adviser, and as the managing member of BDC Partners, LLC, the managing member of TIM.

Name and Year First Elected Director	Age	Background Information
Jonathan H. Cohen (2003)	41	Mr. Cohen has served as Chief Executive Officer of both TICC and TIM, and as the managing member of BDC Partners, since 2003. In addition, Mr. Cohen has served since 2006 as the Chief Executive Officer of T-Equity Capital Corp., a newly-formed business development company that intends to focus on investing in the equity and equity-related securities of technology-related companies. In addition, Mr. Cohen has served since 2005 as Chief Executive Officer and Chairman of the Board of TAC Acquisition Corp., a special purpose acquisition company formed for the purpose of acquiring one or more operating businesses in a technology-related sector. Mr. Cohen has also served since 2005 as the Chief Executive Officer of T2 Advisers, LLC, which serves as the investment adviser to T2 Income Fund Limited, a fund established and operated in Guernsey for the purpose of investing primarily in the debt and equity securities of foreign companies operating in the technology sector. Mr. Cohen is also the owner, managing member, and a Principal of JHC Capital Management, a registered investment adviser that serves as the sub-adviser to the Royce Technology Value Fund, and was previously a managing member and Principal of Privet Financial Securities, LLC, a registered broker-dealer, from 2003 to 2004. Prior to founding JHC Capital Management in 2001, Mr. Cohen managed technology research groups at Wit SoundView from 1999 to 2001. He has also managed securities research groups at Merrill Lynch & Co. from 1998 to 1999.

Independent Director

The following director is not an “interested person” as defined in the Investment Company Act of 1940.

Name and Year First Elected Director	Age	Background Information
G. Peter O’Brien (2003)	60	Mr. O’Brien was a member of the Board of Trustees of Colgate University from May 1996 to May 2005 and is currently a member of the Board of Directors of Hill House, Inc., a congregate care facility for low income elderly residents in Riverside, Connecticut. Mr. O’Brien retired as a Managing Director of Merrill Lynch & Co. in 1999 after working in the equity capital markets area since he joined Merrill Lynch & Co. in 1971. Mr. O’Brien serves on the Board of Directors of T-Equity Capital Corp., a newly-formed business development company that intends to focus on investing in the equity and equity-related securities of technology-related companies. Mr. O’Brien also serves on the Board of Directors of the Legg Mason Family of Mutual Funds and The Royce Funds.

Current Directors

Interested Director

The following director is an interested director due to his relationship with Royce & Associates, LLC (“Royce & Associates”). See “Certain Relationships and Transactions.”

Name and Year First Elected Director	Age	Background Information
Charles M. Royce (2003)	66	Mr. Royce has served as President and Chief Investment Officer (since 1972) and a member of the Board of Managers (since 2001) of Royce & Associates. He also manages or co-manages ten of Royce & Associates’ open- and closed-end registered funds. Mr. Royce serves on the Board of Directors of T-Equity Capital Corp., a newly-formed business development company that intends to focus on investing in the equity and equity-related securities of technology-related companies, and on the Boards of Trustees/Directors of The Royce Funds.

Independent Directors

The following directors are not “interested persons” as defined in the Investment Company Act of 1940.

Name and Year First Elected Director	Age	Background Information
Steven P. Novak (2003)	57	Mr. Novak serves as President of Palladio Capital Management, LLC and as the Principal and managing member of the General Partner of Palladio Partners, LP, an equities hedge fund that commenced operations in July 2002. Prior to founding Palladio, Mr. Novak was a Managing Director of C.E. Unterberg, Towbin from February 1993 through December 2001. Mr. Novak serves on the Board of Directors of T-Equity Capital Corp., a newly-formed business development company that intends to focus on investing in the equity and equity-related securities of technology-related companies, CyberSource Corporation, a publicly traded Internet based epayments processor company, and TAC Acquisition Corp., a special purpose acquisition company formed for the purpose of acquiring one or more operating businesses in a technology-related sector.

Tonia L. Pankopf (2003)	38	Ms. Pankopf was a senior analyst and Managing Director at Palladio Capital Management from January 2004 through April 2005. She was an independent investment consultant from July 2003 through December 2003. She previously served as an analyst and portfolio manager with P.A.W. Capital Partners, LP from 2001 to July 2003. Ms. Pankopf was a senior analyst and Vice President at Goldman, Sachs & Co. from 1999 to 2001 and at Merrill Lynch & Co. from 1998 to 1999. Ms. Pankopf serves on the Board of Directors of T-Equity Capital Corp., a newly-formed business development company that intends to focus on investing in the equity and equity-related securities of technology-related companies.

Information about Executive Officers Who Are Not Directors

The following information, as of April 27, 2006, pertains to our executive officers who are not directors of the Company. Certain of our executive officers serve as directors of, or on the board of managers of, certain of our portfolio companies.

Name	Age	Background Information
Saul B. Rosenthal	37	Mr. Rosenthal has served as Chief Operating Officer since 2003 and President since 2004 of both TICC and TIM, and is a member of BDC Partners. In addition, Mr. Rosenthal has served since 2006 as the President and Chief Operating Officer of T-Equity Capital Corp., a newly-formed business development company that intends to focus on investing in the equity and equity-related securities of technology-related companies. Mr. Rosenthal was previously President of Privet Financial Securities, LLC, a registered broker-dealer, from 2003 to 2004. Mr. Rosenthal led the private financing/public company effort at SoundView Technology Group, an investment bank, from 2000 to 2002, where he co-founded SoundView’s private equity group. In addition, Mr. Rosenthal has served since 2005 as President and a Director of TAC Acquisition Corp., a special purpose acquisition company formed for the purpose of acquiring one or more operating businesses in a technology-related sector. Mr. Rosenthal has also served since 2005 as the President of T2 Advisers, LLC and a Non-Independent Director of T2 Income Fund Limited, a fund established and operated in Guernsey for the purpose of investing primarily in the debt and equity securities of foreign companies operating in the technology sector, for which T2 Advisers, LLC serves as investment adviser.

Patrick F. Conroy	49	Mr. Conroy has served as the Chief Financial Officer since 2003, and the Chief Compliance Officer, Treasurer, and Corporate Secretary since 2004 of TICC, TIM, and BDC Partners. In addition, Mr. Conroy has served since 2006 as the Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary of T-Equity Capital Corp., a newly-formed business development company that intends to focus on investing in the equity and equity-related securities of technology-related companies. Prior to joining TICC, Mr. Conroy was a consultant on financial reporting and compliance matters, as well as an adjunct professor of accounting and finance at St. Thomas Aquinas College. Mr. Conroy has also served since 2005 as the Chief Financial Officer, Chief Compliance Officer and Treasurer of T2 Advisers, LLC and the Chief Financial Officer, Chief Compliance Officer and Treasurer and a Non-Independent Director of T2 Income Fund Limited, a fund established and operated in Guernsey for the purpose of investing primarily in the debt and equity securities of foreign companies operating in the technology sector, for which T2 Advisers, LLC serves as investment adviser. Mr. Conroy was the Chief Financial Officer of New York Mercantile Exchange from 1993 to 2003. He is a certified public accountant.

Committees of the Board of Directors

Our board of directors has established an audit committee and a valuation committee. During 2005, the board of directors of the Company held six board meetings, five audit committee meetings, and four valuation committee meetings. All directors attended at least 75% of the aggregate number of meetings of the board and of the respective committees on which they served. The Company requires each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders.

The Audit Committee. The Audit Committee operates pursuant to a charter approved by the board of directors. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of independent auditors for the Company, reviewing with such independent auditors the planning, scope and results of their audit of the Company’s financial statements, pre-approving the fees for services performed, reviewing with the independent auditors the adequacy of internal control systems, reviewing the Company’s annual financial statements and periodic filings, and receiving the Company’s audit reports and financial statements. The Audit Committee is presently composed of three persons: Messrs. Novak and O’Brien and Ms. Pankopf, all of whom are considered independent under the rules promulgated by Nasdaq. The Company’s board of directors has determined that Mr. Novak is an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K of the Securities Exchange Act of 1934. Mr. Novak meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940. The Audit Committee met on five occasions during 2005.

The Nominating Committee. The Company does not have a nominating committee. A majority of the independent directors of the board of directors, in accordance with the Nasdaq listing standards, recommends candidates for election as directors. The Company does not currently have a charter or written policy with regard to the nomination process or stockholder recommendations. The absence of such a policy does not mean, however, that a stockholder recommendation would not have been considered had one been received.

The Company’s independent directors will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with the Company’s bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable Commission rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

In evaluating director nominees, the independent members of the board of directors consider the following factors:

•	the appropriate size and composition of the Company’s board of directors;

•	whether or not the person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the board of directors;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	appreciation of the relationship of the Company’s business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

The board’s goal is to assemble a board of directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the independent members of the board of directors may also consider such other factors as they may deem are in the best interests of the Company and its stockholders. The board of directors also believes it appropriate for certain key members of the Company’s management to participate as members of the board of directors.

The independent directors of the board of directors identify nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. If any member of the board of directors does not wish to continue in service or if the board of directors decides not to re-nominate a member for re-election, the independent members of the board of directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire board of directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees although the Company reserves the right in the future to retain a third party search firm, if necessary.

The Valuation Committee. The Valuation Committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and investments. The Valuation Committee is presently composed of Messrs. Novak and O’Brien and Ms. Pankopf. The Valuation Committee met on four occasions during 2005.

The Compensation Committee. The Company does not have a compensation committee because our executive officers do not receive any direct compensation from the Company.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact Technology Investment Capital Corp.’s Investor Relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s board of directors by sending their communications to Technology Investment Capital Corp., c/o Patrick F. Conroy, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of the board of directors.

Code of Ethics

The Company has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer and its Chief Financial Officer, as well as every employee of the Company. The Company’s code can be accessed via its website at http://www.ticc.com. The Company intends to disclose amendments to or waivers from a required provision of the code on Form 8-K.

Compensation of Executive Officers and Directors

The following table sets forth compensation of the Company’s directors, none of whom is an employee of the Company, and its executive officers for the year ended December 31, 2005.

COMPENSATION TABLE

Name and Position	Aggregate Compensation from TICC		Pension or Retirement Benefits Accrued as Part of the Company’s Expenses(1)	Total Compensation from TICC and Fund Complex Paid to Directors(2)
Interested Directors
Jonathan H. Cohen, Chief Executive Officer	$—		None	$—
Charles M. Royce	—		None	—

Independent Directors
Steven P. Novak	45,000	(3)	None	45,000
G. Peter O’Brien	45,000	(3)	None	45,000
Tonia L. Pankopf	45,000	(3)	None	45,000

Executive Officers
Patrick F. Conroy, Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary	—	(4)	None	—
Saul B. Rosenthal, President and Chief Operating Officer	—	(5)	None	—
Lee D. Stern, Former Executive Vice President and Chief Transaction Officer	—	(5)(6)	None	—

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(2)	Consists of the aggregate amount of directors’ fees paid by TICC during 2005. T-Equity Capital Corp., for which TIM also serves as investment adviser, may be deemed to be part of a “fund complex” with TICC as a result of their mutual affiliation with TIM. T-Equity Capital Corp. was formed in February 2006, and therefore paid no fees or other compensation during 2005.
(3)	Consists of the aggregate amount of directors’ fees paid by TICC during 2005.
(4)	The compensation of Mr. Conroy, our Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary, is paid by BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by him to the Company. Mr. Conroy’s compensation is established by our Board of Directors as a result of his position as Chief Compliance Officer of the Company. For the fiscal year ending December 31, 2005, the amount of the reimbursement was approximately $530,625 of which $230,625 represented reimbursement of the allocable portion of our Chief Financial Officer’s salary, and $300,000 represented reimbursement of the allocable portion of the bonus paid to our Chief Financial Officer during 2005.
(5)	With the exception of Mr. Conroy, our Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary, none of the above-referenced officers received direct compensation from the Company during the fiscal year ended December 31, 2005.
(6)	As of October 31, 2005, Mr. Stern resigned from his position as Executive Vice President and Chief Transaction Officer of the Company.

Compensation of Directors

The independent directors receive an annual fee of $35,000 and $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting. No additional fees were paid in connection with attending committee meetings. No compensation was paid to directors who are interested persons of the Company as defined in the Investment Company Act of 1940.

Certain Relationships and Transactions

Transactions with Affiliated Persons

We have entered into an investment advisory agreement (the “Investment Advisory Agreement”) with TIM. TIM is controlled by BDC Partners, its managing member. In addition to BDC Partners, TIM is owned by Royce & Associates as the non-managing member. BDC Partners, as the managing member of TIM, manages the business and internal affairs of TIM. In addition, BDC Partners provides us with office facilities and administrative services pursuant to an administration agreement. Jonathan H. Cohen, our Chief Executive Officer, as well as a Director, is the managing member of and controls BDC Partners. Saul B. Rosenthal, our President and Chief Operating Officer, is also the President and Chief Operating Officer of TIM and a member of BDC Partners.

In addition to providing investment advisory services to TICC, TIM also provides investment advisory services to T-Equity Capital Corp., a newly-formed business development company that intends to focus on investing in the equity and equity-related securities of technology-related companies. Jonathan H. Cohen, our Chief Executive Officer, Saul B. Rosenthal, our President and Chief Operating Officer, Patrick F. Conroy, our Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary, Charles M. Royce, a Director and the non-executive Chairman of our Board of Directors, and each of our independent Directors, each serve in similar capacities with T-Equity Capital Corp.

Mr. Royce is also President and Chief Investment Officer of Royce & Associates. Royce & Associates as the non-managing member of our investment adviser, does not take part in the management or participate in the operations of TIM; however, Royce & Associates has agreed to make Mr. Royce or certain other portfolio managers available to TIM to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc. JHC Capital Management, a registered investment adviser owned by Mr. Cohen, serves as the sub-adviser to the Royce Technology Value Fund.

In addition, Messrs. Cohen and Rosenthal serve as Chief Executive Officer and President, respectively, of TAC Acquisition Corp., a special purpose acquisition company formed for the purpose of acquiring one or more operating companies in the technology-related sector. Messrs. Cohen, Rosenthal and Novak also serve on the Board of Directors, and Messrs. Cohen, Rosenthal and Royce are stockholders, of TAC Acquisition Corp.

Likewise, Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, for T2 Advisers, LLC, an investment adviser to T2 Income Fund Limited, a Guernsey fund, established and operated for the purpose of investing primarily in the debt and equity securities of foreign companies operating in the technology-related sector. BDC Partners is the managing member, and Royce & Associates is a non-managing member, of T2 Advisers, LLC. In addition, Patrick F. Conroy, the Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary of TIM, BDC Partners and TICC, serves as Chief Financial Officer, Chief Compliance Officer and Treasurer for both T2 Income Fund Limited and T2 Advisers, LLC. Messrs. Rosenthal and Conroy also each serve as a non-independent director of T2 Income Fund Limited.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the Securities and Exchange Commission and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of copies of such reports and written representations delivered to the Company by such persons, the Company believes that there were no violations of Section 16(a) by such persons during 2005, except that the Jonathan H. Cohen, Lee D. Stern, Saul B. Rosenthal, Charles M. Royce, G. Peter O’Brien and Patrick F. Conroy each filed one late Form 4 to report their purchase of 1,200, 1,158, 1,133, 23,696, 5,409 and 67 shares of common stock, respectively, in connection with the Company’s rights offering, which was completed in January 2005.

PROPOSAL II: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee and the non-interested members of the board of directors have selected PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2006. This selection is subject to ratification or rejection by the stockholders of the Company.

PricewaterhouseCoopers LLP has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of PricewaterhouseCoopers LLP will be present at the Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

	Fiscal Year Ended December 31, 2005	Fiscal Year Ended December 31, 2004
Audit Fees	$370,000	$366,500
Audit-Related Fees	—	—
Tax Fees	—	5,125
All Other Fees	—	—

Total Fees:	$370,000	$371,625

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by PricewaterhouseCoopers in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee of the board of directors of Technology Investment Capital Corp. (the “Audit Committee”) operates under a written charter adopted by the board of directors effective as of October 28, 2003 and filed as an appendix to the Proxy Statement for the 2004 Annual Meeting of Stockholders. The Audit Committee is currently composed of Messrs. Novak and O’Brien and Ms. Pankopf.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

During 2005, the Committee met with members of senior management and the independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the rules and regulations of the SEC and the overall certification process. At these meetings, company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting. In March 2006, the Committee received reports from management and PricewaterhouseCoopers regarding the effectiveness of internal control over financial reporting pursuant to Section 404 of Sarbanes-Oxley.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the board of directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the selection of Pricewaterhouse Coopers LLP to serve as the independent registered public accounting firm for the year ended December 31, 2006.

Respectfully Submitted,

The Audit Committee

Steven P. Novak

G. Peter O’Brien

Tonia L. Pankopf

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY.

OTHER BUSINESS

The board of directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2007 Annual Meeting of Stockholders will be held in June 2007, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in Greenwich, Connecticut, and the Company must receive the proposal no later than January 3, 2007, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on January 3, 2007 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on January 3, 2007.

Notices of intention to present proposals at the 2007 annual meeting should be addressed to Patrick F. Conroy, Corporate Secretary, Technology Investment Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

You are cordially invited to attend the annual meeting of stockholders in person. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board of Directors

Patrick F. Conroy

Corporate Secretary

Greenwich, Connecticut

May 3, 2006

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Technology Investment Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Technology Investment Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below.

•     It is our policy that only authorized employees of our investment adviser, TIM, who need to know your personal information will have access to it.

•     We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•     If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Proxy – Technology Investment Capital Corp.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

JUNE 6, 2006

The undersigned stockholder of Technology Investment Capital Corp. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Saul B. Rosenthal and Patrick F. Conroy, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830 on June 6, 2006, at 10:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

☐	Mark this box with an X if you have made changes to your name or address details above

Annual Meeting Proxy Card

A	Election of Directors

The Board of Directors recommends a vote FOR the listed nominees.

1.	The election of the following persons (except as marked to the contrary) as directors who will serve as directors of Technology Investment Capital Corp. until 2009, or until their respective successors are elected and qualified.

	For	Withhold
01 – Jonathan H. Cohen	☐	☐
02 – G. Peter O’Brien	☐	☐

B	Issues

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Withhold

2.      The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Technology Investment Capital Corp. for the fiscal year ending December 31, 2006.

	☐	☐	☐

3. To vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

C	Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1 and 2 and in the discretion of the proxies with respect to matters described in Proposal 3.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box	Date (mm/dd/yyyy)
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